UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23328

FLAT ROCK OPPORTUNITY FUND

(Exact name of registrant as specified in charter)

Robert K. Grunewald

Chief Executive Officer

1350 6th Avenue, 18th Floor

New York, NY 10019

(Address of principal executive offices) (Zip code)

(212) 596-3413

(Registrant’s telephone number, including area code)

The Corporation Trust Company

Corporation Trust Center

1209 Orange Street

Wilmington, DE 19801

(Name and address of agent for service)

Copy to:

Owen J. Pinkerton, Esq.

Thompson Hine LLP

1919 M Street, N.W., Suite 700

Washington, D.C. 20036-3537

(202) 263-4144

Date of fiscal year end: December 31

Date of reporting period: January 1, 2020 – June 30, 2020

Item 1.	Reports to Stockholders.

Semi-Annual Report

June 30, 2020

Flat Rock Opportunity Fund

FLAT ROCK
GLOBAL
Where Investors Come First

Table of Contents

Shareholder Letter (Unaudited)	1
Portfolio Update (Unaudited)	3
Schedule of Investments	5
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Statement of Cash Flows	11
Financial Highlights	12
Notes to Financial Statements	14
Additional Information (Unaudited)	25
Renewal of Investment Advisory Agreement (Unaudited)	26

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website at www.flatrockglobal.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

Notwithstanding the availability of shareholder reports online, you may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (212) 596-3413 to let the Fund know you wish to continue receiving paper copies of your shareholder reports.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling (212) 596-3413.

Flat Rock Opportunity Fund	Shareholder Letter

June 30, 2020 (Unaudited)

Fellow Shareholders:

We hope you have been safe during this unprecedented period. The Flat Rock Opportunity Fund (“the Fund”) was down 10.66% through June 30, 2020, reflecting a significant recovery since our last quarterly report. In the second quarter, the market price for the underlying loans increased from 82.85 to 89.88. We also saw our CLO collateral managers taking advantage of the market’s dislocation to buy discounted loans, which can benefit CLO equity returns over time. This is what we refer to as the “self-healing mechanism” of CLOs.

At the July Creditflux Manager Awards, our Fund won the award for Best CLO Fund. The ranking was based on total returns for the year 2019. A few of the factors that we believe led to our outperformance are: (1) fees below peers (2) a significant allocation to middle market CLOs and (3) a nimble investment style where we are able to be ultra-selective given our typical investment size of $1M to $5M.

Given historically low interest rates, it has been hard to compete with S&P 500 returns. However, at June 30, 2020, the Fund paid a 12.20% dividend yield1 and had exhibited roughly 1/3 of the volatility of the S&P 500 since Fund inception two years ago.

FUND PERFORMANCE (NET)

Fund Performance (Net)	YTD Through 6/30/2020	2019 Full Year	Annualized Return From Inception on 7/2/2018	Standard Deviation Since Inception
Flat Rock Opportunity Fund	-10.66%	13.24%	-0.14%	8.77%
S&P 500 Index	-3.09%	31.48%	8.79%	26.15%
S&P BDC Index	-26.21%	28.16%	-7.62%	37.73%
S&P / LSTA Leveraged Loan Index	-4.61%	8.64%	0.93%	5.79%

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance quoted above. Investment return and principal value will fluctuate, so that shares, when repurchased, may be worth more or less than their original cost. Past performance is no guarantee of future results. A Fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions.

Because our Advisor also manages a Business Development Company, we believe we are uniquely positioned to analyze CLOs that contain middle market loans. During the quarter, we saw a compelling opportunity to invest in the BB-rated notes of Middle Market CLOs. We have purchased these CLO notes with projected returns in mid-teens and our belief is that risk of principal loss on these investments is remote. Of course, we cannot guarantee future returns.

Semi-Annual Report | June 30, 2020	1

Flat Rock Opportunity Fund	Shareholder Letter

June 30, 2020 (Unaudited)

The Fund continues to grow and, on a look-through basis, the Fund provides exposure to over 1,200 senior secured loans. Since the end of the June quarter, our returns have continued to trend higher with the Fund down 3.67% through August 17, 2020. As always, if you have any questions, feel free to reach out.

Sincerely,

Robert Grunewald

Chief Executive Officer and Founder

(1)	As of June 30, 2020; We intend to pay a distribution each month to our shareholders of the net investment income of the Fund after payment of Fund operating expenses. The distribution rate may be modified from time to time. The distribution rate is calculated as next monthly declared distribution * 12 divided by the share price. In 2019 the distribution did not include return of principal.

Glossary:

Standard Deviation is measure that provides the dispersion around a mean. The S&P 500 Index or the Standard & Poor's 500 Index is a market-capitalization-weighted index of the 500 largest U.S. publicly traded companies. The S&P BDC Index is designed to track leading business development companies that trade on major U.S. exchanges. The S&P LSTA Leveraged Loan Index is a market value weighted index designed to capture the performance of the U.S. leveraged loan market. The Bloomberg Barclays US Corporate High Yield Bond Index measures the USD- denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody's, Fitch and S&P is Ba1/BB+/BB+ or below. The index excludes bonds from emerging markets.

Consider the investment risks, charges, and expenses of the Fund carefully before investing Other information about the Fund may be obtained at https://flatrockglobal.com/flat-rock-opportunity-fund/. Please read it carefully.

The Fund is suitable for investors who can bear the risks associated with the Fund’s limited liquidity and should be viewed as a long-term investment. Our shares have no history of public trading, nor is it intended that our shares will be listed on a national securities exchange at this time, if ever. No secondary market is expected to develop for our shares; liquidity for our shares will be provided only through quarterly repurchase offers for no less than 5% of and no more than 25% of our shares at net asset value, and there is no guarantee that an investor will be able to sell all the shares that the investor desires to sell in the repurchase offer. Due to these limited restrictions, an investor should consider an investment in the Fund to be of limited liquidity. Investing in our shares may be speculative and involves a high degree of risk, including the risks associated with leverage. Investing in the Fund involves risks, including the risk that shareholder may lose part or all of their investment. We intend to invest primarily in the equity and, to a lesser extent, in the junior debt tranches of CLOs that own a pool of senior secured loans. Our investments in the equity and junior debt tranches of CLOs are exposed to leveraged credit risk. Investments in the lowest tranches bear the highest level of risk. We may pay distributions in significant part from sources that may not be available in the future and that are unrelated to our performance, such as a returns of capital or borrowing. The amount of distributions that we may pay, if any, is uncertain. ALPS Distributors Inc. serves as our principal underwriter, within the meaning of the 1940 Act, and will act as the distributor of our shares on a best efforts' basis, subject to various conditions. ALPS Control Number:FLT000166

2	www.flatrockglobal.com

Flat Rock Opportunity Fund	Portfolio Update

June 30, 2020 (Unaudited)

INVESTMENT OBJECTIVE

Flat Rock Opportunity Fund's ("the Fund") investment objective is to generate current income and, as a secondary objective, long-term capital appreciation.

PERFORMANCE OVERVIEW

For the six months ended June 30, 2020, the Fund returned -10.66%. During that same period, the S&P BDC Total Return Index returned -26.22% and the S&P 500 Index returned -3.08%. The Fund's performance was negatively affect by Covid-19 and the potential for increased losses on the underlying CLO's seniors secured loans.

PERFORMANCE as of June 30, 2020

	6 Month	1 Year	Since Inception(1)
Flat Rock Opportunity Fund(2)	-10.66%	-7.40%	-0.14%
S&P BDC Total Return Index(3)	-26.22%	-20.82%	-7.63%
S&P 500 Index(4)	-3.08%	7.51%	8.81%

(1)	The Fund commenced operations on July 2, 2018.
(2)	Performance returns are net of management fees and other Fund expenses.
(3)	The S&P BDC Total Return Index is designed to track leading business development companies ("BDCs") that trade on major U.S. exchanges. BDCs are publicly traded private equity firms that invest equity and debt capital in small and mid-sized businesses, and make managerial assistance available to portfolio companies. Constituent companies are BDCs that meet minimum market capitalization and liquidity requirements. The index uses a capped market capitalization weighting scheme. Modifications are made to market cap weights, if required, to reflect available float, while applying single stock capping to the index constituents.
(4)	The Standard & Poor’s 500 Stock Index (S&P 500) is a capitalization-weighted index, representing the aggregate market value of the common equity of 500 large-capitalization stocks primarily traded on the New York Stock Exchange.

Performance data quoted represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, if repurchased, may be worth more or less than their original cost. Total return measures net investment income and capital gain or loss from portfolio investments. All performance shown assumes reinvestment of dividends and capital gains distributions.

Flat Rock Opportunity Fund is a continuously offered, non-diversified, closed-end management investment company that is operated as an interval fund. The Fund is suitable only for investors who can bear the risks associated with the Fund's limited liquidity and should be viewed as a long-term investment. The Fund’s shares have no history of public trading, nor is it intended that our shares will be listed on a national securities exchange at this time, if ever. Investing in the Fund’s shares may be speculative and involves a high degree of risk, including the risks associated with leverage. Investing in the Fund involves risk, including the risk that shareholders may receive little or no return on their investment or that shareholders may lose part or all of their investment. The Fund intends to invest primarily in the equity and, to a lesser extent, in the junior debt tranches of CLOs that own a pool of senior secured loans made to companies whose debt is rated below investment grade or, in limited circumstances, unrated. The Fund’s investments in the equity and junior debt tranches of CLOs are exposed to leveraged credit risk. Investments in the lowest tranches bear the highest level of risk. The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to our performance, such as a return of capital or borrowings. The amount of distributions that the Fund may pay, if any, is uncertain.

Semi-Annual Report | June 30, 2020	3

Flat Rock Opportunity Fund	Portfolio Update

June 30, 2020 (Unaudited)

ASSET ALLOCATION as of June 30, 2020^

^	Holdings are subject to change.

Percentages are based on net assets of the Fund.

TOP TEN HOLDINGS* as of June 30, 2020

% of Total Investments**
TCP Whitney CLO, Ltd., Subordinated Notes	14.30%
Churchill Middle Market CLO IV, Ltd., Subordinated Notes	9.35%
ICG US CLO 2019-2, Ltd.	7.39%
TriplePoint Venture Growth BDC Corp.	6.07%
Dryden 33 Senior Loan Fund, Subordinated Notes	5.14%
Blackrock Elbert CLO V, Warehouse LLC	4.83%
NewStar Fairfield Fund CLO, Ltd., Class DN	4.07%
Churchill Middle Market CLO IV, Ltd., Class E2	3.76%
Voya CLO 2019-1, Ltd., Subordinated Notes	2.89%
Ares XLIX CLO, Ltd., Subordinated Notes	2.86%
60.66%

*	Holdings are subject to change and exclude cash equivalents.

**	Percentages are based on the fair value of total investments of the Fund.

4	www.flatrockglobal.com

Flat Rock Opportunity Fund	Schedule of Investments

June 30, 2020 (Unaudited)

	Shares	Value
COMMON STOCKS - 10.55%
Hercules Capital, Inc.	134,705	$1,410,361
TriplePoint Venture Growth BDC Corp.	348,149	3,578,972

TOTAL COMMON STOCKS
(Cost $5,570,617)		$4,989,333

	Rate	Maturity	Principal Amount	Value
COLLATERALIZED LOAN OBLIGATIONS DEBT- 14.26%
Churchill Middle Market CLO IV, Ltd., Class E2(a)(b)(c)	3M US L + 9.27%	01/23/2032	$2,500,000	$2,217,500
Diamond CLO 2019-1, Ltd., Class E(a)(b)(c)(d)	3M US L + 8.05%	04/25/2029	1,500,000	1,263,617
MMCF CLO 2017-1 LLC, Class D(a)(b)(c)(d)	3M US L + 6.38%	01/15/2028	1,000,000	864,646
NewStar Fairfield Fund CLO, Ltd., Class DN(a)(b)(c)(d)	3M US L + 7.38%	04/20/2030	3,000,000	2,397,900

TOTAL COLLATERALIZED LOAN OBLIGATIONS DEBT
(Cost $7,198,909)				$6,743,663

COLLATERALIZED LOAN OBLIGATIONS EQUITY(e)-71.30%
Ares XLIX CLO, Ltd., Subordinated Notes(a)(b)	11.72%(f)	07/22/2030	3,600,000	1,686,669
Blackrock Elbert CLO V, Warehouse LLC(a)(b)(g)	8.56%(f)	08/09/2027	3,000,000	2,850,000
Churchill Middle Market CLO IV, Ltd., Subordinated Notes(a)(b)	14.14%(f)	01/23/2032	7,000,000	5,515,475
Dryden 33 Senior Loan Fund, Subordinated Notes(a)(b)	0.00%(f)	04/15/2029	10,000,000	3,033,767
Eaton Vance CLO 2018-1, Ltd., Subordinated Notes(a)(b)	10.31%(f)	10/15/2030	3,000,000	1,636,423
ICG US CLO 2019-2, Ltd.(a)(b)(g)	13.31%(f)	06/06/2027	4,500,000	4,361,850
Neuberger Berman CLO XXIII, Ltd., Subordinated Notes(a)(b)(d)	0.00%(f)	10/17/2027	2,936,000	1,410,678
Neuberger Berman Loan Advisers CLO 29, Ltd., Income Notes(a)(b)	0.00%(f)	10/19/2031	2,000,000	1,106,267

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2020	5

Flat Rock Opportunity Fund	Schedule of Investments

June 30, 2020 (Unaudited)

	Rate	Maturity	Principal Amount	Value
Neuberger Berman Loan Advisers CLO 29, Ltd., Subordinated Preferred Return Notes(a)(b)	10.72%(f)	10/19/2031	$89,130	$84,988
Oaktree CLO 2019-2, Ltd., Subordinated Notes(a)(b)(d)	0.00%(f)	04/15/2031	5,000,000	1,622,807
TCP Whitney CLO, Ltd., Subordinated Notes(a)(b)	20.46%(f)	08/20/2029	11,500,000	8,437,770
THL Credit Wind River 2018-2 CLO, Ltd., Subordinated Notes(a)(b)	0.00%(f)	07/15/2030	531,000	267,880
Voya CLO 2019-1, Ltd., Subordinated Notes(a)(b)(d)	11.85%(f)	04/15/2031	2,500,000	1,705,844

TOTAL COLLATERALIZED LOAN OBLIGATIONS EQUITY
(Cost $41,721,777)				$33,720,418

	Rate	Maturity	Shares/Principal Amount	Value
SHORT TERM INVESTMENTS -28.61%
Money Market Fund - 0.07%
First American Government Obligations Fund	(7 Day Yield 0.07%)		32,713	$32,713

U.S. Treasury Bill - 28.54%
United States Treasury Bill(h)	0.06%	07/02/2020	$13,500,000	$13,499,968

TOTAL SHORT TERM INVESTMENTS
(Cost $13,532,690)				$13,532,681

TOTAL INVESTMENTS - 124.72%
(Cost $68,023,993)				$58,986,095
LIABILITIES IN EXCESS OF OTHER ASSETS -(24.72)%				(11,692,112)
NET ASSETS - 100.00%				$47,293,983

(a)	Fair valued as determined in good faith in accordance with procedures established by the Board of Trustees.
(b)	The level 3 assets were a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.

See Notes to Financial Statements.

6	www.flatrockglobal.com

Flat Rock Opportunity Fund	Schedule of Investments

June 30, 2020 (Unaudited)

(c)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at June 30, 2020.

(d)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities are not restricted and may normally be sold to qualified institutional buyers in transactions exempt from registration. Total fair value of Rule 144A securities amounts to $9,265,492, which represents 19.59% of net assets as of June 30, 2020.

(e)	Collateralized Loan Obligations (“CLO”) equity positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and fund expenses. The effective yield is estimated based upon the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. Effective yields for the CLO equity positions are updated generally once a quarter or on a transaction such as an add-on purchase, refinancing or reset. The estimated yield and investment cost may ultimately not be realized. Total fair value of the securities is $33,720,418, which represents 71.30% of net assets as of June 30, 2020.

(f)	Estimated yield.

(g)	Positions represent investments in a warehouse facility, which is a financing structure intended to aggregate loans that may be used to form the basis of a CLO position.

(h)	Rate shown represents the bond equivalent yield to maturity at date of purchase.

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

Reference Rates:

3M US L - 3 Month LIBOR as of June 30, 2020 was 0.30%

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2020	7

Flat Rock Opportunity Fund	Statement of Assets and Liabilities

June 30, 2020 (Unaudited)

ASSETS:
Investments, at fair value (Cost: $68,023,993)	$58,986,095
Interest receivable	1,683,830
Due from broker	540,000
Fee Rebate	115,000
Receivable for fund shares sold	11,081
Prepaid expenses and other assets	12,437
Total Assets	61,348,443

LIABILITIES:
Payable to custodian due to overdraft	377,373
Payable for fund investment purchased	13,499,977
Payable to investment adviser	52,707
Payable for fund accounting and administration fees	56,428
Payable for custodian fees	3,512
Payable for audit fees	19,891
Payable to transfer agent	16,073
Payable to trustees and officers	16
Payable for excise tax	369
Other accrued expenses	28,114
Total Liabilities	14,054,460
Net Assets	$47,293,983

NET ASSETS CONSIST OF:
Paid-in capital	$56,316,057
Total distributable earnings (accumulated deficit)	(9,022,074)
Net Assets	$47,293,983

PRICING OF SHARES:
Net Assets	$47,293,983
Shares of beneficial interest outstanding
(Unlimited number of shares, at $0.001 par value per share)	2,880,964
Net Asset Value Per Share and Offering Price Per Share	$16.42

See Notes to Financial Statements.

8	www.flatrockglobal.com

Flat Rock Opportunity Fund	Statement of Operations

For the Six Months Ended June 30, 2020 (Unaudited)

INVESTMENT INCOME:
Interest income	$3,642,733
Dividend income	391,382
Total Investment Income	4,034,115

EXPENSES:
Management fees	316,484
Incentive fees	479,969
Accounting and administration fees	145,989
Transfer agent fees and expenses	51,674
Legal fees	37,861
Registration expenses	28,524
Audit fees	19,891
Printing expenses	7,750
Insurance expenses	5,635
Custodian expenses	4,034
Excise tax expenses	344
Trustee expenses	4
Miscellaneous expenses	4,014
Total fees and expenses before waiver/reimbursement	1,102,173
Less fees and expenses waived/reimbursed by investment adviser:	(267,850)
Net Expenses	834,323
Net Investment Income	3,199,792

REALIZED AND UNREALIZED GAIN/LOSS:
Net realized loss on:
Investments	(630,216)
Net change in unrealized depreciation on:
Investments	(7,929,795)
Net Realized and Unrealized Loss on Investments	(8,560,011)
Net Decrease in Net Assets Resulting from Operations	$(5,360,219)

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2020	9

Flat Rock Opportunity Fund	Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2020 (Unaudited)	For the Year Ended December 31, 2019
NET INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$3,199,792	$3,402,652
Net realized gain/(loss)	(630,216)	386,685
Net change in unrealized depreciation	(7,929,795)	(575,882)
Net increase/(decrease) in net assets resulting from operations	(5,360,219)	3,213,455

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions paid	(2,679,649)	(3,123,915)
Net decrease in net assets from distributions to shareholders	(2,679,649)	(3,123,915)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	12,891,854	29,179,760
Reinvestment of distributions	813,415	988,469
Cost of shares repurchased	(3,378,491)	(1,512,468)
Net increase in net assets from capital share transactions	10,326,778	28,655,761

Net Increase in Net Assets	2,286,910	28,745,301

NET ASSETS:
Beginning of period	45,007,073	16,261,772
End of period	$47,293,983	$45,007,073

OTHER INFORMATION:
Share Transactions:
Shares sold	730,831	1,483,555
Shares issued in reinvestment of distributions	47,719	50,673
Shares repurchased	(207,701)	(77,189)
Net increase in shares outstanding	570,849	1,457,039

See Notes to Financial Statements.

10	www.flatrockglobal.com

Flat Rock Opportunity Fund	Statement of Cash Flows

For the Six Months Ended June 30, 2020 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets from operations	$(5,360,219)
Adjustments to reconcile net decrease in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(19,842,570)
Proceeds from sale of investment securities	2,917,277
Purchase of short-term investment securities	5,833,519
Amortization of premium and accretion of discount on investments, net	739,410
Net realized (gain) on:
Investments	630,216
Net change in unrealized depreciation on:
Investments	7,929,795
(Increase)/Decrease in assets:
Interest receivable	(1,106,259)
Due from broker	220,000
Prepaid expenses and other assets	82
Increase/(Decrease) in liabilities:
Fee Rebate	(115,000)
Payable for incentive fee	(92,424)
Payable to investment adviser	(1,027)
Payable for fund accounting and administration fees	16,231
Payable for custodian fees	1,518
Payable for audit fees	(20,109)
Payable to transfer agent	(2,635)
Payable to trustees and officers	4
Payable for excise tax	369
Other accrued expenses	7,159
Net cash used in operating activities	(8,244,663)
CASH FLOWS FROM FINANCING ACTIVITIES:
Payable to custodian due to overdraft	377,373
Proceeds from shares sold	13,112,015
Cost of shares repurchased	(3,378,491)
Cash distributions paid	(1,866,234)
Net cash provided by financing activities	8,244,663
Net increase in cash	–
Cash, beginning of period	$–
Cash, end of period	$–
Noncash financing activities not included herein consist of:
Reinvestment of dividends and distributions:	$813,415

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2020	11

Flat Rock Opportunity Fund	Financial Highlights

For a share outstanding throughout the periods presented

Net asset value - beginning of period
Income/(loss) from investment operations:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments(a)
Total income/(loss) from investment operations

Less distributions:
From net investment income
Total distributions
Net increase/(decrease) in net asset value
Net asset value - end of period

Total Return(b)

Ratios/Supplemental Data:
Net assets, end of period (in thousands)
Ratio of expenses to average net assets excluding fee waivers and reimbursements
Ratio of expenses to average net assets including fee waivers and reimbursements

Ratio of net investment income to average net assets excluding fee waivers and reimbursements

Ratio of net investment income to average net assets including fee waivers and reimbursements
Portfolio turnover rate

See Notes to Financial Statements.

12	www.flatrockglobal.com

Flat Rock Opportunity Fund	Financial Highlights

For a share outstanding throughout the periods presented

For the Six Months Ended June 30, 2020 (Unaudited)		For the Year Ended December 31, 2019	For the Period July 2, 2018 (Commencement of Operations) to December 31, 2018
$19.48		$19.06	$20.00

1.20		2.16	0.99
(3.26)		0.26	(1.26)
(2.06)		2.42	(0.27)

(1.00)		(2.00)	(0.67)
(1.00)		(2.00)	(0.67)
(3.06)		0.42	(0.94)
$16.42		$19.48	$19.06

(10.66	%)(c)	13.24%	(1.44	%)(c)

$47,294		$45,007	$16,262
4.84	%(d)	4.93%	7.51	%(d)
3.67	%(d)	3.67%	0.89	%(d)

12.89	%(d)	9.76%	3.36	%(d)

14.06	%(d)	11.02%	9.99	%(d)
6	%(c)	52%	131	%(c)

(a)	Based on average shares outstanding during the period.

(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	Not annualized.
(d)	Annualized.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2020	13

Flat Rock Opportunity Fund	Notes to Financial Statements

June 30, 2020 (Unaudited)

1. ORGANIZATION

Flat Rock Opportunity Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as a non-diversified, closed-end management investment company. The shares of beneficial interest of the Fund (the "Shares") are continuously offered under Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"). The Fund operates as an interval fund pursuant to Rule 23c-3 under the 1940 Act, and has adopted a fundamental policy to conduct quarterly repurchase offers at net asset value (“NAV”).

The Fund’s investment objective is to generate current income and, as a secondary objective, long-term capital appreciation.

The Fund was incorporated as a Delaware statutory trust on February 12, 2018 pursuant to a Declaration of Trust governed by and interpreted in accordance with the laws of the State of Delaware. The Fund had no operations from that date to July 2, 2018, other than those related to organizational matters and the registration of its shares under applicable securities laws.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is an investment company under U.S. GAAP and follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, including Financial Services - Investment Companies and Accounting Standards Update (“ASU”) 2013-08.

Use of Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.

Security Valuation: The Fund determines the Net Asset Value (“NAV”) of its shares daily, on each day that the New York Stock Exchange (“NYSE”) is open for business, as of the close of regular trading (normally, 4:00 p.m., Eastern time).

Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade.

Short-term debt securities having a remaining maturity of 60 days or less when purchased are valued at cost adjusted for amortization of premiums and accretion of discounts, which approximates fair value.

Collateralized loan obligations (“CLOs”) are generally not traded on a national securities exchange and instead are valued utilizing a market approach. The market approach is a method of determining the valuation of a security based on the selling price of similar securities. The types of factors that may be taken into account in pricing CLOs include:

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Flat Rock Opportunity Fund	Notes to Financial Statements

June 30, 2020 (Unaudited)

●	the yield of similar CLOs where pricing is available in the market;
●	the riskiness of the underlying pool of loans;
●	structural features of the CLO including weighted average life test, liability pricing, management fees, covenant cushions and net asset value.

The Fund’s Valuation Committee under the guidance of the Board of Trustees (the “Board”) is responsible for the valuation of the Fund’s portfolio investments for which market quotations are not readily available, as determined in good faith pursuant to the Fund’s valuation policy and consistently applied valuation process. The Board has delegated day-to-day responsibility for implementing the portfolio valuation process set forth in the valuation policy to the investment adviser.

The fair value of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level and supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; and (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the U.S. Treasury yield curve and credit quality.

The Fund has engaged third-party valuation firms to provide assistance to the Board in valuing certain of the Fund’s investments. The Board may evaluate the impact of such additional information, and factor it into its consideration of fair value.

Federal Income Taxes: The Fund has elected to be treated for U.S. federal income tax purposes as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, the Fund will generally not pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that are timely distributed to shareholders. To qualify as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements and timely distribute at least 90% of its investment company taxable income each year to its shareholders.

As of and during the six months ended June 30, 2020, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns.

Securities Transactions and Investment Income: Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the identified cost basis method for financial reporting purposes. Interest income from investments in the “equity” class of collateralized loan obligation (“CLO”) funds will be recorded based upon an estimate of an effective yield to expected maturity utilizing assumed cash flows in accordance with FASB ASC 325-40, Beneficial Interests in Securitized Financials Assets.

Semi-Annual Report | June 30, 2020	15

Flat Rock Opportunity Fund	Notes to Financial Statements

June 30, 2020 (Unaudited)

Distributions to Shareholders: The Fund normally pays dividends, if any, monthly, and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from dividends and interest income the Fund receives from its investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than one year.

3.  FAIR VALUE MEASUREMENTS

The Fund utilizes various inputs to measure the fair value of its investments. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 -	Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access at the measurement date.
Level 2 -	Significant observable inputs (including quoted prices for the identical instrument on an inactive market, quoted prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data).
Level 3 -	Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of the investments) to the extent relevant observable inputs are not available, for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

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Flat Rock Opportunity Fund	Notes to Financial Statements

June 30, 2020 (Unaudited)

The following table summarizes the inputs used to value the Fund's investments under the fair value hierarchy levels as of June 30, 2020:

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Common Stocks	$4,989,333	$–	$–	$4,989,333
Collateralized Loan Obligations Debt	–	–	6,743,663	6,743,663
Collateralized Loan Obligations Equity	–	–	33,720,418	33,720,418
Money Market Fund	32,713	–	–	32,713
U.S. Treasury Bill	–	13,499,968	–	13,499,968
Total	$5,022,046	$13,499,968	$40,464,081	$58,986,095

The following is a reconciliation of the fair value of investments for which the Fund has used Level 3 unobservable inputs in determining fair value as of June 30, 2020:

	Collateralized Loan Obligations Equity	Collateralized Loan Obligations Debt	Total
Balance as of December 31, 2019	$38,459,318	$2,538,000	$40,997,318
Accrued Discount/(Premium)	(768,650)	29,323	(739,327)
Realized Gain/(Loss)	–	–	–
Change in Unrealized Appreciation/(Depreciation)	(6,575,250)	(617,285)	(7,192,535)
Purchases	2,605,000	4,793,625	7,398,625
Sales Proceeds	–	–	–
Transfer into Level 3	–	–	–
Transfer out of Level 3	–	–	–
Balance as of June 30, 2020	$33,720,418	$6,743,663	$40,464,081

Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at June 30, 2020	$(6,575,250)	$(617,285)	$(7,192,535)

Semi-Annual Report | June 30, 2020	17

Flat Rock Opportunity Fund	Notes to Financial Statements

June 30, 2020 (Unaudited)

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund's investments that are categorized in Level 3 of the fair value hierarchy as of June 30, 2020:

Asset Class	Fair Value	Valuation Technique(s)	Unobservable Input(s)	Input Value(s)
Collateralized Loan Obligations Debt	$6,743,663	Third-party vendor pricing service	Broker Quotes	N/A
Collateralized Loan Obligations Equity	$33,720,418	Third-party vendor pricing service	Broker Quotes	N/A

4.  INVESTMENT ADVISORY SERVICES AND OTHER AGREEMENTS

Flat Rock Global, LLC (the “Adviser”) serves as the investment adviser to the Fund pursuant to the terms of an investment advisory agreement (the “Advisory Agreement”). Under the terms of the Advisory Agreement, the Adviser provides the Fund such investment advice as it deems advisable and furnishes a continuous investment program for the Fund consistent with the Fund’s investment objective and strategies. As compensation for its management services, the Fund pays the Adviser a management fee of 1.375% (as a percentage of the average daily value of total assets), paid quarterly in arrears, calculated based on the average daily value of total assets at the end of the two most recently completed quarters.

Additionally as defined in the Advisory Agreement, the Fund pays the Adviser an incentive fee calculated each quarter as follows: no incentive fee will be payable in any quarter in which the Pre-Incentive Fee Net Investment Income does not exceed a quarterly return of 2.00% per quarter (or an annualized hurdle rate of 8.00%) on Adjusted Capital, 100% of Pre-Incentive Fee Net Investment Income that exceeds the quarterly return or annualized hurdle rate but is less than or equal to 2.352% of Adjusted Capital in any quarter (also referred to as the "catch-up") will be payable to the Adviser, and 15% of the Fund's Pre-Incentive Fee Net Investment Income that exceeds 2.352% of Adjusted Capital in any quarter. The catch-up feature allows the Adviser to recover foregone incentive fees that were previously limited by the hurdle rate.

Throughout the period, the Adviser has voluntarily agreed to waive all or a portion of its management fee and incentive fee (and to the extent necessary, bear other expenses of or make payments to the Fund) to limit net expenses throughout the period. During the six months ended June 30, 2020, the Adviser waived and/or reimbursed $267,850 to the Fund. The waiver is not contractual and may be terminated at any time. Additionally, the waiver is permanent and cannot be recouped by the Adviser. The voluntary waiver increased Pre-Incentive Fee Net Investment Income, and as such, increased the incentive fee in the Statement of Operations, as well as increased the expenses waived by the Adviser.

ALPS Fund Services, Inc. (“ALPS”) serves as the Fund’s Administrator and Accounting Agent and receives customary fees from the Fund for such services.

DST Systems Inc., an affiliate of ALPS, serves as transfer, dividend paying and shareholder servicing agent for the Fund.

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Flat Rock Opportunity Fund	Notes to Financial Statements

June 30, 2020 (Unaudited)

U.S. Bank N.A. serves as the Fund’s custodian.

The Fund has entered into a Distribution Agreement with ALPS Distributors, Inc. (the "Distributor"), an affiliate of ALPS, to provide distribution services to the Fund. The Distributor serves as principal underwriter/distributor of shares of the Fund.

ALPS, DST Systems Inc., U.S. Bank N.A., and the Distributor are not considered affiliates, as defined under the 1940 Act, of the Fund.

5.  REPURCHASE OFFERS

The Fund conducts quarterly repurchase offers of no less than 5% and no more than 25% of the Fund’s outstanding shares. Repurchase offers in excess of 5% are made solely at the discretion of the Board and investors should not rely on any expectation of repurchase offers in excess of 5%. In the event that a repurchase offer is oversubscribed, shareholders may only be able to have a portion of their shares repurchased.

Quarterly repurchases occur in the months of March, June, September and December. A Repurchase Offer Notice will be sent to shareholders at least 21 calendar days before the Repurchase Request Deadline, which is ordinarily on the third Friday of the month in which the repurchase occurs. The repurchase price will be the Fund’s NAV determined on the repurchase pricing date, which is ordinarily expected to be the Repurchase Request Deadline. Payment for all shares repurchased pursuant to these offers will be made not later than seven calendar days after the repurchase pricing date.

During the six months ended June 30, 2020, the Fund completed two quarterly repurchase offers. In these offers, the Fund offered to repurchase no less than 5% of the number of its outstanding shares as of the Repurchase Pricing Dates. The result of the repurchase offers were as follows:

	Repurchase Offer #1	Repurchase Offer #2
Commencement Date	February 12, 2020	May 13, 2020
Repurchase Request Deadline	March 17, 2020	June 16, 2020
Repurchase Pricing Date	March 17, 2020	June 16, 2020
Amount Repurchased	$1,047,226	$2,331,265
Shares Repurchased	62,631	145,070

6.  PORTFOLIO INFORMATION

Purchases and sales of securities for the six months ended June 30, 2020, excluding short-term securities, were as follows:

Purchases of Securities	Proceeds from Sales of Securities
$14,345,885	$2,802,301

Semi-Annual Report | June 30, 2020	19

Flat Rock Opportunity Fund	Notes to Financial Statements

June 30, 2020 (Unaudited)

7.  TAXES

Classification of Distributions

Distributions are determined in accordance with U.S. federal income tax regulations, which differ from U.S. GAAP, and therefore, may differ significantly in amount or character from net investment income and realized gains for financial statement purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The tax character of distributions paid by the Fund during the fiscal year ended December 31, 2019, was as follows:

Ordinary Income	Tax-Exempt Income	Distributions paid from Long-Term Capital Gain	Return of Capital	Total
$3,123,915	$–	$–	$–	$3,123,915

Tax Basis of Investments

Net unrealized appreciation/(depreciation) of investments based on federal tax cost as of June 30, 2020, with differences related to passive foreign investment companies and wash sales, was as follows:

Gross Appreciation (excess of value over tax)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation/ (Depreciation)	Cost of Investments for Income Tax Purposes
$345,946	$(9,566,445)	$(9,220,499)	$68,206,594

8.  RISK FACTORS

In the normal course of business, the Fund invests in financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. The following list is not intended to be a comprehensive listing of all of the potential risks associated with the Fund. The Fund’s prospectus provides a detailed discussion of the Fund’s risks and considerations.

Credit Risk: The Fund places its cash with a banking institution, which is insured by Federal Deposit Insurance Corporation (FDIC). The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Fund to a credit risk. The Fund does not believe that such deposits are subject to any unusual risk associated with investment activities.

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Flat Rock Opportunity Fund	Notes to Financial Statements

June 30, 2020 (Unaudited)

CLO Risk: In addition to the general risks associated with debt securities and structured products, CLOs carry additional risks, including, but not limited to (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. In addition, at the time of issuance, the CLO may not be fully invested. Until the CLO is fully invested, the debt service of the CLO may exceed the amount of interest earned from the CLO’s portfolio. Though not exclusively, the Fund will typically be in a first loss or subordinated position with respect to realized losses on the assets of the CLOs in which it is invested. The Fund may recognize phantom taxable income from its investments in the subordinated tranches of CLOs and structured notes.

Between the closing date and the effective date of a CLO, the CLO collateral manager will generally expect to purchase additional collateral obligations for the CLO. During this period, the price and availability of these collateral obligations may be adversely affected by a number of market factors, including price volatility and availability of investments suitable for the CLO, which could hamper the ability of the collateral manager to acquire a portfolio of collateral obligations that will satisfy specified concentration limitations and allow the CLO to reach the initial par amount of collateral prior to the effective date. An inability or delay in reaching the target initial par amount of collateral may adversely affect the timing and amount of interest or principal payments received by the holders of the CLO debt securities and distributions of the CLO on equity securities and could result in early redemptions which may cause CLO debt and equity investors to receive less than the face value of their investment.

The failure by a CLO in which the Fund invests to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in the CLO’s payments to the Fund. In the event that a CLO fails certain tests, holders of CLO senior debt may be entitled to additional payments that would, in turn, reduce the payments the Fund would otherwise be entitled to receive. Separately, the Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting CLO or any other investment the Fund may make. If any of these occur, it could adversely affect the Fund’s operating results and cash flows.

The Fund’s CLO investments are exposed to leveraged credit risk. If certain minimum collateral value ratios and/or interest coverage ratios are not met by a CLO, primarily due to senior secured loan defaults, then cash flow that otherwise would have been available to pay distributions to the Fund on its CLO investments may instead be used to redeem any senior notes or to purchase additional senior secured loans, until the ratios again exceed the minimum required levels or any senior notes are repaid in full. The Fund’s CLO investments and/or the underlying senior secured loans may prepay more quickly than expected, which could have an adverse impact on the Fund’s net assets.

BDC Risk: A BDC is a form of investment company that is required to invest at least 70% of its total assets in securities (typically debt) of private companies, thinly traded U.S. public companies, or short-term high quality debt securities. BDC securities are not redeemable at the option of the shareholder and they may trade in the market at a discount to their net asset value. The BDC securities that the Fund invests in may leverage their portfolios through borrowings or the issuance of preferred stock. While leverage often serves to increase the yield of a BDC, this leverage also subjects a BDC to increased risks, including the likelihood of increased volatility and the possibility that the BDC’s common share income will fall if the distribution rate of the preferred shares or the interest rate on any borrowings rises. A significant portion of a BDC’s investments are recorded at fair value as determined by its board of directors which may create uncertainty as to the value of the BDC’s investments. In addition, by investing in BDCs, the Fund may incur upfront and ongoing fees relating to its purchase of shares of BDCs, and fees payable by such BDCs to compensate their management teams through asset-based fees, including: (i) a base management fee in the range of 2.0% of such fund’s total assets; and (ii) an incentive fee in the range of 20% of such BDC’s net investment income, and in most cases in the range of 20% of such BDC’s capital gains. The Fund’s shareholders will indirectly bear a portion of such expenses.

Semi-Annual Report | June 30, 2020	21

Flat Rock Opportunity Fund	Notes to Financial Statements

June 30, 2020 (Unaudited)

Liquidity Risk: The securities issued by CLOs generally offer less liquidity than below investment grade or high-yield corporate debt, and are subject to certain transfer restrictions imposed on certain financial and other eligibility requirements on prospective transferees. Other investments the Fund may purchase through privately negotiated transactions may also be illiquid or subject to legal restrictions on their transfer. As a result of this illiquidity, the Fund’s ability to sell certain investments quickly, or at all, in response to changes in economic and other conditions and to receive a fair price when selling such investments may be limited, which could prevent the Fund from making sales to mitigate losses on such investments. In addition, CLOs are subject to the possibility of liquidation upon an event of default, which could result in full loss of value to the CLO equity and junior debt investors. CLO equity tranches are the most likely tranche to suffer a loss of all of their value in these circumstances.

LIBOR Risk: Concerns have been publicized that some of the member banks surveyed by the British Bankers' Association ("BBA") in connection with the calculation of LIBOR across a range of maturities and currencies may have been under-reporting or otherwise manipulating the inter-bank lending rate applicable to them in order to profit on their derivatives positions or to avoid an appearance of capital insufficiency or adverse reputational or other consequences that may have resulted from reporting inter-bank lending rates higher than those they actually submitted. A number of BBA member banks have entered into settlements with their regulators and law enforcement agencies with respect to alleged manipulation of LIBOR, and investigations by regulators and governmental authorities in various jurisdictions are ongoing.

On July 27, 2017, the United Kingdom's Financial Conduct Authority, which regulates LIBOR, announced that it intends to phase out LIBOR by the end of 2021. It is unclear if at that time whether or not LIBOR will cease to exist or if new methods of calculating LIBOR will be established such that it continues to exist after 2021. The U.S. Federal Reserve, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, is considering replacing U.S. dollar LIBOR with a new index calculated by short-term repurchase agreements, backed by Treasury securities. The future of LIBOR at this time is uncertain. Potential changes, or uncertainty related to such potential changes, may adversely affect the market for LIBOR-based securities, including our portfolio of LIBOR-indexed, floating-rate debt securities, or the cost of our borrowings. In addition, changes or reforms to the determination or supervision of LIBOR may result in a sudden or prolonged increase or decrease in reported LIBOR, which could have an adverse impact on the market for LIBOR-based securities, including the value of the LIBOR-indexed, floating-rate debt securities in our portfolio, or the cost of our borrowings. Additionally, if LIBOR ceases to exist, we may need to renegotiate the credit agreements extending beyond 2021 that utilize LIBOR as a factor in determining the interest rate and certain of our existing credit facilities to replace LIBOR with the new standard that is established.

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Flat Rock Opportunity Fund	Notes to Financial Statements

June 30, 2020 (Unaudited)

Global Markets Risk: The U.S. and global markets have, from time to time, experienced periods of disruption due to events such as terrorist attacks; acts of war; natural disasters, such as earthquakes, tsunamis, fires, floods or hurricanes; and outbreaks of epidemic, pandemic or contagious diseases. Such events have created, and continue to create, economic and political uncertainties and have contributed to recent global economic instability. In particular, outbreaks of epidemic, pandemic or contagious diseases may cause serious harm to our business, operating results and financial condition. Historically, disease pandemics such as the Ebola virus, Middle East Respiratory Syndrome, Severe Acute Respiratory Syndrome or the H1N1 virus, have diverted resources and priorities towards the treatment of such diseases. In December 2019, a strain of novel coronavirus causing respiratory illness, or COVID-19, emerged in the city of Wuhan in the Hubei province of China. We are closely monitoring the developments in China, the U.S. and throughout the world, and continually assessing the potential impact on our business and our investment portfolio, including the effects described below. However, the full impact of this outbreak is unknown as of the date of this report.

Any prolonged disruptions in the business of the portfolio companies underlying the CLOs in which we invest, including a disruption in their supply chains may adversely affect their ability to obtain the necessary raw materials or components to make their products or cause a decline in the demand for their products or services, leading to a negative impact on their operating results. In addition, such events may lead to restrictions on travel to and from the affected areas, making it more difficult for companies to conduct their businesses. As a result of pandemic outbreaks, including COVID-19, businesses can be shut down, supply chains can be interrupted, slowed, or rendered inoperable, and individuals can become ill, quarantined, or otherwise unable to work and/or travel due to health reasons or governmental restrictions. Governmental mandates may require forced shutdowns of companies’ facilities for extended or indefinite periods. In addition, these widespread outbreaks of illness, particularly in China, North America, Europe, or other locations significant to the operations of the portfolio companies underlying the CLOs in which we invest, could adversely affect their workforce, resulting in serious health issues and absenteeism, and may cause serious harm to our results of operations, business, or prospects.

Furthermore, future terrorist activities, military or security operations, natural disasters, disease outbreaks, pandemics or other similar events could further weaken the domestic/global economies and create additional uncertainties, which may negatively impact our investments. During these periods of disruption, general economic conditions may deteriorate with material and adverse consequences for the broader financial and credit markets, and the availability of debt and equity capital for the market as a whole, and financial services firms in particular. Such economic adversity could impair companies’ financial positions and operating results and affect the industries in which we invest, which could, in turn, harm our operating results. These conditions may reoccur for a prolonged period of time or materially worsen in the future.

Semi-Annual Report | June 30, 2020	23

Flat Rock Opportunity Fund	Notes to Financial Statements

June 30, 2020 (Unaudited)

9.  BENEFICIAL OWNERSHIP

As of June 30, 2020, beneficial owners owning more than 25% of the voting securities for the benefit of their customers are listed below:

Shareholder Name	Percentage Interest
Charles Schwab & CO., Inc.	27.98%

10. COMMITMENTS

In the normal course of business, the Fund enters into contracts that may contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

11. SUBSEQUENT EVENTS

The Fund has evaluated events and transactions through the date the financial statements were issued and has identified the following events for disclosure in the financial statements:

On August 14, 2020, the Fund notified shareholders of its quarterly offer to repurchase up to 5% of its issued and outstanding common shares of beneficial interest at a price equal to the net asset value at the close of regular trading hours on the New York Stock Exchange on September 21, 2020. The repurchase offer will end on September 21, 2020, unless extended.

Subsequent to June 30, 2020, the Fund paid the following distributions:

Ex-Date	Record Date	Payable Date	Rate (per share)
July 13, 2020	July 10, 2020	July 24, 2020	$0.167
August 11, 2020	August 10, 2020	August 24, 2020	$0.167

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Flat Rock Opportunity Fund	Additional Information

June 30, 2020 (Unaudited)

PROXY VOTING

A description of the Fund’s proxy voting policies and procedures is available without charge, upon request by calling 1-212-596-3413, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the twelve-month period ended June 30th is available on the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files a monthly portfolio investments report with the U.S. Securities and Exchange Commission (“SEC”) on Form N-PORT within 60 days after the end of the Fund's first and third quarters. Copies of the Fund’s Form N-PORT (and its predecessor, Form N-Q) are available without charge, upon request, by contacting the Fund at 1-212-596-3413, or on the SEC’s website at http://www.sec.gov.

PRIVACY NOTICE

We are committed to protecting the privacy of our shareholders. This privacy notice explains the privacy policies of the Fund and its affiliates. This notice supersedes any other privacy notice shareholders may have received from us.

We will safeguard, according to strict standards of security and confidentiality, all information we receive about shareholders. The only information we collect from shareholders is their name, address, number of shares held and their social security number. This information is used only so that we can send shareholders annual reports, semi-annual reports and other information about the Fund, and send shareholders other information required by law.

We do not share this information with any non-affiliated third party except as described below.

●	Authorized employees of the Adviser. It is our policy that only authorized employees of the Adviser who need to know a shareholder’s personal information will have access to it.
●	Service providers. We may disclose a shareholder’s personal information to companies that provide services on our behalf, such as record keeping, processing the shareholder’s trades and mailing the shareholder information. These companies are required to protect the shareholder’s information and use it solely for the purpose for which they received it.
●	Courts and government officials. If required by law, we may disclose a shareholder’s personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena or court order will be disclosed.

Semi-Annual Report | June 30, 2020	25

Flat Rock Opportunity Fund	Renewal of Investment Advisory Agreement

June 30, 2020 (Unaudited)

At a meeting of the Board of Trustees held on February 25, 2020, the Board, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act (the “Independent Trustees”)), considered the renewal of the Investment Advisory Agreement between Flat Rock Global, LLC (the “Adviser”) and the Fund. The Board was assisted by independent counsel throughout the approval process. The Board received and reviewed materials specifically concerning the renewal of the Investment Advisory Agreement, as requested by the Independent Trustees. The Board considered the below factors, among others, in reaching its determination to approve the Investment Advisory Agreement. The Board did not consider any single factor as controlling in determining whether or not to approve the Investment Advisory Agreement, nor are the items described herein all-encompassing of the matters considered by the Board.

Nature, Extent and Quality of Services.

The Board noted that the Adviser was formed in 2016 and, as of December 31, 2019, had assets under management of approximately $155 million. The Board considered the services rendered by the Adviser, noting that the Adviser was responsible for carrying out the Fund’s investment program, including determining which securities should be purchased, sold or exchanged. The Board discussed the personnel of the Adviser, in particular the Adviser’s key personnel and the depth of their investment experience. The Board reviewed the materials provided by the Adviser and concluded that the Adviser had sufficient quality and depth of personnel, resources and compliance policies and procedures to perform its duties under the Investment Advisory Agreement.

Performance.

The Board reviewed the performance of the Fund, noting that for the one year, and since inception periods the Fund returned 13.24% and 7.61%, respectively, and outperformed its peer group. Furthermore, CreditFlux, a leading information source for credit funds and CLOs ranked the Fund as the best performing CLO fund based on 2019 calendar year returns. The Board further noted that the Fund underperformed the S&P BDC Total Return Index for the one year and since inception periods. The Board acknowledged that the index was based on publicly-traded BDCs which has exposure to the broader markets and does not necessarily serve as a benchmark upon which to measure performance of the Fund.

Fees and Expenses.

The Board reviewed the Fund’s proposed base management fee of 1.375%, noting that it was below the peer group average. The Board further noted that the fee had not changed since the Investment Advisory Agreement was initially approved. The Board then reviewed the incentive fee for the Fund, noting that the Adviser proposed an increase of the annual hurdle rate to 8.00%. The Board discussed that this would effectively reduce the incentive fees payable to the Adviser, and the Adviser had been voluntarily waiving any incentive fees earned below an 8.00% hurdle rate since the Fund’s inception. The Board further noted that the proposed change to the incentive fee was not a temporary measure and agreed that the change to the incentive fee would not result in a reduction in the quality or extent of services provided by the Adviser. The Board concluded that the incentive fees were reasonable in light of the services provided by the Adviser. The Board discussed the expense ratio of the Fund, noting that it was lower than the peer group average.

26	www.flatrockglobal.com

Flat Rock Opportunity Fund	Renewal of Investment Advisory Agreement

June 30, 2020 (Unaudited)

Profitability.

The Board noted that, as the Fund grew in assets during 2019, the Adviser began to see profits from its relationship with the Fund. The Board discussed the expected profits of the Adviser going forward, noting that the Adviser expected to see a modest profit. The Board concluded the Adviser’s expected profits were reasonable in light of the services provided by the Adviser.

Economies of Scale.

The Board discussed that the Fund was not experiencing economies of scale at this time and the Adviser did not have plans to reduce its base management fees. The Board concluded that it would continue to discuss economies of scale as the Fund grew in size.

Conclusion.

Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Investment Advisory Agreement, and as assisted by the advice of legal counsel, the Board determined that approval of the Investment Advisory Agreement was in the best interest of the Fund and its shareholders.

Semi-Annual Report | June 30, 2020	27

Must be accompanied or preceded by a Prospectus.
ALPS Distributors, Inc. is the Distributor for the Flat Rock Opportunity Fund.

Item 2.	Code of Ethics.

Not applicable to semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable to semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to semi-annual report.

Item 6.	Investments.

(a)	The Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this report.
(b)	Not applicable to Registrant.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual report.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable to semi-annual report.
(b)	Not applicable to Registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	No changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Not applicable to semi-annual report.

(a)(2)	The certifications required by Rule 30a-2(a) under the 1940 Act, as amended, are attached hereto as Ex99.Cert.

(a)(3)	None.

(a)(4)	Not applicable.

(b)	The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FLAT ROCK OPPORTUNITY FUND

By:	/s/Robert K. Grunewald
Robert K. Grunewald
President and Chief Executive Officer (Principal Executive Officer)

Date: September 4, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/Robert K. Grunewald
Robert K. Grunewald
President and Chief Executive Officer (Principal Executive Officer)

Date: September 4, 2020

By:	/s/Richard A. Petrocelli
Richard A. Petrocelli
Chief Financial Officer (Principal Financial Officer)

Date: September 4, 2020